Business Combinations and Asset Acquisition	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations and Asset Acquisition

NOTE 10 – Business Combinations and Asset Acquisition

Brian’s On-Site Recycling

Effective June 26, 2016, Acquisition Sub #3 entered into an Asset Purchase Agreement with Brian’s On-Site Recycling, Inc., a Florida corporation (“BOSR”), and Brian Fidalgo, principal of BOSR (the “BOSR Principal”) and General Manager of our Florida processing center, pursuant to which Acquisition Sub #3 acquired certain assets of BOSR, primarily equipment and customer relationships for aggregate consideration of $200,000, of which $100,000 is subject to an earn out provision. The period of the earn out is expected to be over one year. Per the terms of the Asset Purchase Agreement, the Company placed $100,000 in an escrow account related to the earn out and has been reflected as restricted cash in the accompanying consolidated balance sheet at December 31, 2016. This acquisition expanded the Company’s customer base in Florida.

We accounted for the acquisition of BOSR as required under applicable accounting guidance. Tangible assets acquired were recorded at fair value. Identifiable intangible assets that we acquired are recognized separately if they arise from contractual or other legal rights or if they are separable, and are recorded at fair value. Goodwill is recorded as the excess of the consideration transferred over the fair value of the net identifiable assets acquired.

The allocation of the purchase price is as follows:

Fixed assets – equipment	$15,000
Intangibles:
Customer list	82,000
Non compete agreement	32,000
Other intangibles, including tradename	21,000
Goodwill	50,000
Total	$200,000

The Company is amortizing the intangibles (excluding goodwill) over an estimated useful life of five years. The acquisition was not considered to be significant. The Company has included the financial results of the BOSR acquisition in its consolidated financial statements from the acquisition date and the results from BOSR were not material to the Company’s consolidated financial statements.

WEBA

On December 27, 2016, the Company entered into a Stock Purchase Agreement (“WEBA SPA”) with WEBA, a privately-owned company that develops, manufactures and markets additive packages for the antifreeze/coolant, gas patch coolants and heat transfer industries. Pursuant to the WEBA SPA, the Company acquired all of the WEBA shares from the WEBA sellers for $150,000 in cash and $2.65 million in 8% Promissory Notes (see Note 8). In addition, the WEBA sellers may be entitled to receive earn-out payments of up to an aggregate of $2,500,000 for calendar years 2017, 2018, and 2019 based upon terms set forth in the WEBA SPA. The Company also issued 5,625,000 shares as repayment of $450,000 of notes payable due to the WEBA sellers. The fair market value of the shares was $0.10 on the date of issuance. Following the WEBA acquisition, WEBA became a wholly owned subsidiary of the Company.

We accounted for the acquisition of WEBA as required under applicable accounting guidance. Tangible assets acquired are recorded at fair value. Identifiable intangible assets that we acquired are recognized separately if they arise from contractual or other legal rights or if they are separable, and are recorded at fair value. Goodwill is recorded as the excess of the consideration transferred over the fair value of the net identifiable assets acquired. The earn-out payments liability was recorded at their estimated fair value of $1,745,023.

Although management estimates that certain of the contingent consideration will be paid, it has applied a discount rate to the contingent consideration amounts in determining fair value to represent the risk of these payments not being made. The total acquisition date fair value of the consideration transferred and to be transferred is estimated at approximately $6.1 million, as follows:

Cash payment to the WEBA Sellers at closing	$150,000
Common Stock issuance to the WEBA Sellers	562,500
Promissory notes to the WEBA Sellers	2,650,000
Contingent cash consideration to the WEBA Sellers	1,745,023
Income tax benefit	1,030,000
Total acquisition date fair value	$6,137,523

Allocation of Consideration Transferred

The identifiable assets acquired and liabilities assumed were recognized and measured as of the acquisition date based on their estimated fair values as of December 27, 2016, the acquisition date. The excess of the acquisition date fair value of consideration transferred over the estimated fair value of the net tangible assets and intangible assets acquired was recorded as goodwill.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date.

Cash	$172,950
Accounts receivable	342,151
Loan receivable from RS&T	500,000
Property and equipment	8,720
Customer list	470,000
Intellectual property	880,000
Trade name	390,000
Non complete agreement	835,000
Total identifiable assets acquired	3,598,821
Accounts payable and accrued expenses	190,527
Total liabilities assumed	190,527
Total identifiable assets less liabilities assumed	3,408,294
Goodwill	2,729,229

Net assets acquired	$6,137,523

The Company is amortizing the intangibles (excluding goodwill) over an estimated useful life of five to ten years. The Company will evaluate the fair value of the earn-out liability on a periodic basis and adjust the balance, with an offsetting adjustment to the income statement, as needed. The acquisition was considered to be significant. The Company has included the financial results of the WEBA acquisition in its consolidated financial statements from the acquisition date and the results from WEBA were not material to the Company’s consolidated financial statements for the year ended December 31, 2016.

Pro Forma Financial Information

The following table presents the Company’s unaudited pro forma results (including WEBA) for the years ended December 31, 2016 and 2015 as though the companies had been combined as of the beginning of each of the periods presented. The pro forma information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each period presented, nor is it indicative of results of operations which may occur in the future. The unaudited pro forma results presented include amortization charges for intangible assets and eliminations of intercompany transactions.

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Total revenues	$7,683,545	$9,522,995
Net loss	$(2,667,016)	$(12,720,021)

The Company did not incur material acquisition expenses related to the WEBA acquisition.

RS&T

On December 27, 2016 the Company purchased RS&T, a privately-owned company involved in the development and commercialization of glycol recovery technology. Pursuant to the Stock Purchase Agreement (“RS&T SPA”) the Company acquired 96% of the RS&T shares from the RS&T seller for $360 in cash consideration. The RS&T SPA provided that the Company would infuse the capital necessary to enable RS&T to exercise its contractual right to acquire the Dow Assets (see below). Following the RS&T acquisition, RS&T became a majority owned subsidiary of the Company. The 4% noncontrolling interest is not significant to the consolidated financial statements.

We accounted for the acquisition of RS&T as required under applicable accounting guidance. RS&T had no ongoing operations or significant assets or liabilities. Tangible assets acquired are recorded at fair value. Identifiable intangible assets that we acquired are recognized separately if they arise from contractual or other legal rights or if they are separable, and are recorded at fair value. Goodwill is recorded as the excess of the consideration transferred over the fair value of the net identifiable assets acquired. The acquisition was not considered to be significant. The Company has included the financial results of the RS&T acquisition in its consolidated financial statements from the acquisition date and the results from RS&T were not material to the Company’s consolidated financial statements.

The allocation of the purchase price is as follows:

Cash	$4,104
Fixed assets	21,369
Deposit	862,500
Accounts payable	(103,672)
Loan from WEBA	(500,000)
Loan from GlyEco	(362,500)
Goodwill	78,559
Total	$360

DOW Asset Acquisition

On December 28, 2016, the Company purchased the Dow Assets through its 96% owned subsidiary RS&T, pursuant to an amended and restated asset transfer agreement (the “UCC Asset Transfer Agreement”), by and between RS&T and UCC, dated August 23, 2016, and as amended on December 1, 2016 (the “UCC Acquisition”). Pursuant to the UCC Asset Transfer Agreement, RS&T acquired the Dow Assets for a purchase price of $1,725,000.

In connection with the purchase of the Dow Assets, the Company also purchased inventory of approximately $422,000.

The Dow Assets are located at the Dow Institute Site in Institute, WV. The Company plans to utilize the Dow Assets to produce a product that both meets the virgin glycol antifreeze grade specification, ASTM E1177 EG-1, and achieves the important aesthetic requirement for most applications of having no odor. The acquired assets have a capacity of approximately 14-20 million gallons per year. The facility includes five distillation columns, three wiped-film evaporators, heat exchangers, processing and storage tanks, and other processing equipment. The facility’s tanks include feedstock storage capacity of several million gallons and finished goods storage capacity of several million gallons. The plant is equipped with rail and truck unloading/loading facilities, and on-site barge loading/unloading facilities.

The Company is treating the acquisition of the Dow Assets as an asset purchase. In determining that the acquisition of the Dow Assets is an asset purchase, we considered, among other factors, 1) the Dow Assets were part of a larger group of assets and as such we are unable to determine all historical revenues and certain expenses associated with the Dow Assets, 2) we plan to change the nature of the revenue-generating activities post acquisition and 3) we expect certain attributes related to the assets to change post acquisition, including, market distribution system, sales force, customer base, and trade names.